EXHIBIT 21.1

     Set forth below is a list of subsidiaries of the Registrant. Omitted from the following list are the names of particular subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary. Subsidiaries of subsidiaries are indented.

                                                  Jurisdiction
                                                       of
Name                                              Incorporation
----                                              -------------
 ..Reliance Financial Services Corporation         Delaware
 ....Reliance Insurance Group, Inc.                Delaware
 ......Reliance Corporate Services Inc.            Delaware
 ....Reliance Development Figueroa, Inc.           California
 ......Reliance Figueroa Associates Limited
         Partnership                              California

 ....Reliance Insurance Company                    Pennsylvania

         SEE ANNEX 1 FOR RELIANCE INSURANCE SUBSIDIARIES

 ..Reliance Development Group, Inc.                Delaware

             SEE ANNEX 2 FOR REAL ESTATE SUBSIDIARIES

 ..Leasco Intercontinental N.V.                    Neth. Antilles
 ..LCEC Corporation                                Delaware
 ..Reliance Protective Services, Inc.              Delaware
 ..Reliance General Services, Inc.                 Delaware
 ..Convenience & Safety Corporation                Delaware
 ....CSC of Washington, D.C., Inc.                 D.C.

                 ANNEX 1 - INSURANCE SUBSIDIARIES

                                                  Jurisdiction
                                                       of
Name                                              Incorporation
----                                              -------------
Reliance Insurance Company                        Pennsylvania
 ..Diamond Insurance Services, Inc.                Delaware
 ..Garnet Company                                  Delaware
 ..Reliance Reinsurance Company                    Delaware
 ..Sterling Administrative Services, Inc.          Pennsylvania
 ..Platinum Investors, Inc.                        Delaware
 ..Cananwill, Ltd.                                 Bermuda
 ..Reliance Insurance Company of California        California
 ..Reliance National Indemnity Company             Wisconsin
 ..Regent International Insurance Company, Ltd.    Bermuda
 ..Reliance Insurance Company of Illinois          Illinois
 ..Reliance National Insurance Company of
    New York                                      New York
 ..Reliance Life Companies                         Pennsylvania
 ..Reliance Surety Company                         Delaware
 ..United Pacific Insurance Company                Pennsylvania
 ....Uni-Pac Corporation                           Washington
 ..RDG, Inc.                                       Delaware
 ..Marketing Management, Inc.                      Delaware
 ..United Pacific Insurance Company of New York    New York
 ..Reliance Custom Underwriting Facility, Inc.     Pennsylvania
 ..Reliance Surety Managers, Inc.                  Pennsylvania
 ..Reliance Reinsurance Corp.                      Pennsylvania
 ..Reliance Consumer Services, Inc.                Texas
 ..Reliance Special Risk, Inc.                     Pennsylvania
 ....Reliance Specialty Programs, Inc.             Pennsylvania
 ..Reliance Lloyds                                 Texas
 ..Reliance Insurance Companies Foundation         Pennsylvania
 ..Reliance National Risk Specialists, Inc.        Pennsylvania
 ..Reliance National Compania Argentina
    De Seguros S.A.                               Argentina
 ..Reliance National Insurance Company             Delaware
 ....Seguros Renamex                               Mexico
 ....Reliance National Risk Services, Inc.         New York
 ....Blackmoor Group, Inc.                         New York
 ......Blackmoor Insurance Agency, Inc.            New York
 ......Waverly Insurance Agency, Inc.              New York
 ..Reliance National (U.K.) Ltd.                   England
 ....Reliance National Insurance Company
      (U.K.) Ltd.                                 England
 ..Reliance National (Barbados) Insurance, Ltd.    Barbados
 ..Reliance Insurance Group Brokerage
    Division, Inc.                                Pennsylvania
 ..Transnation Title Insurance Company             Arizona
 ....Transnation Title Insurance Company of
       New York                                   New York
 ....Title Transfer Services, Inc.                 Colorado
 ....Xenia Property Company                        Pennsylvania

                  ANNEX 2 - REAL ESTATE SUBSIDIARIES

                                                  Jurisdiction
                                                       of
Name                                              Incorporation
----                                              -------------
Reliance Development Group, Inc.                  Delaware
 ..Continental Villages Company, Inc.              Delaware
 ..Reliance Advisory Group, Inc.                   California
 ..Reliance Development Company, Inc. of Glendale  California
 ..Reliance Development Parking Company            Arizona..Reliance
 ..Reliance Oriental Warehouse, Inc.               Delaware
 ....Reliance Oriental Warehouse Associates
       (A California Limited Partnership)         California
 ......Oriental Warehouse Associates
            (A California Limited Partnership)    California
 ..Reliance River Center Associates                New York
 ..Relibro Corp.                                   New York

                                                  Jurisdiction
                                                       of
Name                                              Incorporation
----                                              -------------
 ..Commonwealth Land Title Insurance Company       Pennsylvania
 ....CLT Appraisal Services, Inc.                  Pennsylvania
 ....Commercial Settlements, Inc.                  Dist. of Columbia
 ....Commonwealth Land Title Company               California
 ....Commonwealth Land Title Company of Austin     Texas
 ....Commonwealth Land Title Company of Dallas     Texas
 ....Commonwealth Land Title Company of El Paso    Texas
 ....Commonwealth Land Title Company of Fort
      Worth                                       Texas
 ....Commonwealth Land Title Company of Houston    Texas
 ....Commonwealth Land Title Company of
      San Antonio                                 Texas
 ....Commonwealth Land Title Company of
      Washington                                  Washington
 ....Commonwealth Relocation Services, Inc.        Pennsylvania
 ....CRS Financial Services, Inc.                  Pennsylvania
 ....Day One, Inc.                                 Pennsylvania
 ....DelPenn Land Company                          Delaware
 ....District-Realty Title Insurance Corporation   Maryland
 ....Industrial Valley Title Insurance Company     Pennsylvania
 ......Commonwealth Land Title Insurance Company
          of New Jersey                           New Jersey
 ....Osage Corporation                             Pennsylvania
 ....Property Services, Inc.                       Pennsylvania
 ....Ranier Title Company                          Washington
 ....State Title Insurance Company                 Pennsylvania
 ....T & T Co. Holding Company                     Florida
 ......Title & Trust Company of Florida            Florida
 ....The National l03l Exchange Corporation        California
 ....Title Insurance Company                       Alabama

 ..Reliance Development Company, Inc. of Tucson    Delaware
 ....Reliance Centro Limited Partnership           Arizona
 ..Reliance Development Pueblo Parking, Inc.       Arizona
 ....Reliance Pueblo Limited Partnership           Arizona

                                                  Jurisdiction
                                                       of
Name                                              Incorporation
----                                              -------------
 ..Prometheus Funding Corp.                        Delaware
 ..RCG International, Inc.                         Delaware
 ....RCG-Moody International Limited               England
 ......ICSB B.V.                                   Holland
 ........ICSB G.m.b.H.                             Germany
 ........ICSB Sarl                                 France
 ........International Container Survey
          Bureau (UK) Limited                     England
 ......Maghraby Moody International BV (MMI BV)    Netherlands
 ......MMI Italia SRL                              Italy
 ......MMI - BMIQA Maghraby Moody
        International GmbH                        Germany
 ......Moody-Tottrup Gulf Limited                  Channel Is.
 ........Moody-Tottrup International Ltd. (Japan)  Japan
 ......RCG International (Trade Name - Canada)     Canada
 ......BMIQA Limited                               England
 ......Associated Offices Quality
        Certification Ltd.                        England
 ......Maghraby Moody International Limited        England
 ........Moody International, Inc.                 Delaware
 ......Moody International Pty. Ltd.               Australia
 ......Moody International (SA)(PTY) Limited
 ......The Steel Protection Consultancy Ltd.       England
 ....RCG/Asbach, Inc.                              Delaware
 ....RCG/Pro-Access, Inc.                          Delaware
 ....RCG Information Technology, Inc.              New Jersey
 ....Werner International, Inc.                    Delaware
 ......Werner Management Consultants, Inc.         New York